Exhibit 99.1(a)

LETTER OF TRANSMITTAL

ROGERS WIRELESS INC.

OFFER TO EXCHANGE

all outstanding 7.625% Senior (Secured) Notes due 2011

(Cdn$460,000,000 aggregate principal amount)
for
7.625% Senior (Secured) Notes due 2011
(Cdn$460,000,000 aggregate principal amount)
which have been registered under the Securities Act of 1933

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS FOR THE CDN$ NOTES WILL EXPIRE AT 5:00 P.M., LONDON TIME (12:00 P.M., NEW YORK CITY TIME), ON JANUARY 21, 2005, UNLESS THE OFFER IS EXTENDED.

To:

JPMorgan Chase Bank, N.A., London Branch (the “Exchange Agent”)

By Regular, Registered or Certified Mail, or Overnight Delivery:

JPMorgan Chase Bank, N.A.

Trinity Tower
9 Thomas More Street
London E1W 1YT
Attention: Andrew Downton

By Facsimile Transmission (for Eligible Institutions only):

00 44 1202 34 2494

Attention: Andrew Downton

For Information Call or E-Mail:

00 44 1302 34 1260

project.finance.escrow@jpmorgan.com

      Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

      The undersigned hereby acknowledges receipt of the Prospectus dated December 21, 2004 (the “Prospectus”), of Rogers Wireless Inc. (“Rogers Wireless”) and this Letter of Transmittal, which together constitute Rogers Wireless’s offer (the “Exchange Offer”) to exchange each $1,000 principal amount of its 7.625% Senior (Secured) Notes Due 2011, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part (collectively, the “New Cdn$ Notes”), for each $1,000 principal amount of its outstanding 7.625% Senior (Secured) Notes Due 2011 (collectively, the “Old Cdn$ Notes”). The term “Expiration Date” shall mean 5:00 p.m., London time (12:00 p.m., New York City time), on January 21, 2005, unless Rogers Wireless, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

      This Letter of Transmittal does not relate to the Floating Rate Senior (Secured) Notes Due 2010, 7.25% Senior (Secured) Notes Due 2012, 7.50% Senior (Secured) Notes Due 2015 or 8.00% Senior Subordinated Notes Due 2012 of Rogers Wireless (collectively, the “Old US$ Notes”). Holders of Old US$ Notes must submit the Letter of Transmittal relating to those notes (the “US$ Note Letter of Transmittal”) and, accordingly, should not list their Old US$ Notes on this Letter of Transmittal. The US$ Note Letter of Transmittal was mailed to Holders of notes along with the Prospectus. Additional copies of the US$ Note Letter of Transmittal can be obtained from JPMorgan Chase Bank, N.A., New York Branch, at the address listed in the Prospectus.

      YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      List below the securities to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF OLD CDN$ NOTES TENDERED HEREBY

Aggregate
Principal
Name(s) and Address(es)	Certificate or	Amount	Principal
of Registered Owner(s)	Registration	Represented by	Amount
(Please fill in)	Numbers*	Old Cdn $ Notes	Tendered**

TOTAL:

*	Need not be completed by Holders tendering through electronic acceptance procedures.

**	Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Cdn$ Notes. All tenders must be in integral multiples of $1,000.

(If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

      This Letter of Transmittal is to be used if certificates representing Old Cdn$ Notes are to be forwarded herewith.

      The term “Holder” with respect to the Exchange Offer means any person in whose name Old Cdn$ Notes are registered on the books of Rogers Wireless or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Cdn$ Notes must complete this letter in its entirety.

☐	CHECK HERE IF TENDERED OLD CDN$ NOTES ARE BEING DELIVERED BY ELECTRONIC ACCEPTANCE NOTICE TO EUROCLEAR BANK S.A./ N.V. (“EUROCLEAR”) OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM, LUXEMBOURG”) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus, the undersigned hereby tenders to Rogers Wireless the principal amount of the Old Cdn$ Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Cdn$ Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Rogers Wireless, all right, title and interest in and to such Old Cdn$ Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Rogers Wireless in connection with the Exchange Offer) to cause the Old Cdn$ Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Cdn$ Notes and to acquire the New Cdn$ Notes issuable upon the exchange of such tendered Old Cdn$ Notes, and that when the same are accepted for exchange, Rogers Wireless will acquire good and unencumbered title to the tendered Old Cdn$ Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

      The undersigned represents to Rogers Wireless that (i) the undersigned is not an affiliate (as defined under Rule 405 of the Securities Act) of Rogers Wireless, (ii) the New Cdn$ Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Cdn$ Notes, whether or not such person is the undersigned, and (iii) neither the undersigned nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such New Cdn$ Notes. If the undersigned or the person receiving the New Cdn$ Notes covered hereby is a broker-dealer that is receiving the New Cdn$ Notes for its own account in exchange for Old Cdn$ Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Cdn$ Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Cdn$ Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resale transactions and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by Rogers Wireless.

      The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Rogers Wireless to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Cdn$ Notes or block such Old Cdn$ Notes in the systems of Euroclear Bank S.A./N.V., as operator for the Euroclear system (“Euroclear”), or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”), as applicable, so that no transfers may be effected in relation to such notes.

      The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “Exchange Offer — Conditions”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Rogers Wireless in its sole discretion), as more particularly set forth in the Prospectus, Rogers Wireless may not be required to exchange any of the Old Cdn$ Notes tendered hereby and, in such event, the Old Cdn$ Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Cdn$ Notes may be withdrawn at any time prior to the Expiration Date.

      Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Cdn$ Notes delivered in exchange for tendered Old Cdn$ Notes, and any Old Cdn$ Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Cdn$ Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a New Cdn$ Note is to be mailed to someone other than the person(s) signing this Letter of

Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Cdn$ Notes are surrendered by Holder(s) that have completed either the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

SPECIAL REGISTRATION INSTRUCTIONS

      To be completed ONLY if the New Cdn$ Notes are to be issued in the name of someone other than the undersigned.

Name:

Address:

Account Number:

Employer Identification or Social Security Number:

(Please print or type)

SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if the New Cdn$ Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Old Cdn$ Notes Tendered Hereby”.

Name:

Address:

Employer Identification or Social Security Number:

(Please print or type)

REGISTERED HOLDER(S) OF OLD CDN$ NOTES SIGN HERE

(In addition, complete Substitute Form W-9 below)

X

X

      Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Cdn$ Notes or on a security position listing as the owner of the Old Cdn$ Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):

Name and Capacity (full title)

Address (including zip code)

(Area Code and Telephone Number)

(Taxpayer Identification or Social Security No.)

Dated: ______________________________

SIGNATURE GUARANTEE

(If Required — See Instruction 4)

(Signature of Representative of Signature Guarantor)

(Name and Title)

(Name of Plan)

(Area Code and Telephone Number)

Dated:

SPECIAL INSTRUCTIONS FOR REGISTERED HOLDERS IN CANADA

Please complete the following:

Yes	No

☐	☐	The undersigned acknowledges receipt of a copy of the Canadian Private Placement Memorandum and understands that the Prospectus forms a part of the Canadian Private Placement Memorandum.
☐	☐	The undersigned tenders the Old Cdn$ Notes on the terms and conditions set forth in the Canadian Private Placement Memorandum and this Letter of Transmittal.
☐	☐	The undersigned represents to Rogers Wireless that it is eligible to participate in the Exchange Offer and receive New Cdn$ Notes without the benefit of a prospectus qualified under Canadian securities legislation and without the services of a dealer registered pursuant to those laws, as detailed in the Canadian Private Placement Memorandum.

Contact Name:

________________________________________________________________________________

Address:

________________________________________________________________________________

Telephone Number:

________________________________________________________________________________

Registered Holders in Canada must deliver a complete copy of this Letter of Transmittal, prior to the Expiration Date, by mail or facsimile to Torys LLP, Canadian counsel for Rogers Wireless:

Torys LLP

Suite 3000
79 Wellington St. W.
Box 270, TD Centre
Toronto, Ontario
M5K 1N2 Canada

Attn: Patrice Walch-Watson

Fax No: (416) 865-7380

PAYOR’S NAME: Rogers Wireless Inc.
THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein whether you are subject to backup withholding.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PART I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For all accounts, enter TIN in the box at right. (For most individuals, this is your social security number. If you do not have a number, see enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.) Certify by signing and dating below.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

PART II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service (“IRS”) Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certificate Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.

SIGNATURE

 DATE

INSTRUCTIONS

FORMING PART OF THE TERMS AND

CONDITIONS OF THE EXCHANGE OFFER

      1.     Delivery of this Letter of Transmittal and Certificates. All physically delivered Old Cdn$ Notes, together with a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the “Expiration Date”). For Old Cdn$ Notes being tendered through the electronic acceptance procedures of Euroclear or Clearstream, Luxembourg, an electronic acceptance notice must be submitted to Euroclear or Clearstream, Luxembourg, as applicable, on the expiration date by the time prescribed by Euroclear or Clearstream, Luxembourg procedures. The method of delivery of this Letter of Transmittal, the Old Cdn$ Notes, the electronic acceptance notice and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent or Euroclear or Clearstream, Luxembourg, as applicable. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Cdn$ Notes for exchange.

      Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

      2.     Partial Tenders; Withdrawals. If less than the entire principal amount of Old Cdn$ Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” in the box entitled “Description of Old Cdn$ Notes Tendered Hereby”. A newly issued Old Cdn$ Note for the principal amount of Old Cdn$ Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Cdn$ Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

      Old Cdn$ Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Cdn$ Notes are irrevocable. To effectively withdraw Old Cdn$ Notes tendered other than by the electronic acceptance procedures, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Cdn$ Notes to be withdrawn (the “Depositor”), (ii) identify the Old Cdn$ Notes to be withdrawn (including the registration number(s) and principal amount of such Old Cdn$ Notes), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Cdn$ Notes register the transfer of such Old Cdn$ Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Cdn$ Notes are to be registered, if different from that of the Depositor. To effectively withdraw Old Cdn$ Notes tendered by the electronic acceptance procedures, such acceptance may be revoked by submitting an electronic withdrawal instruction to, and otherwise complying with requirements of, Euroclear or Clearstream Luxembourg, as applicable. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Rogers Wireless, whose determination shall be final and binding on all parties. Any Old Cdn$ Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Cdn$ Notes will be issued with respect thereto unless the Old Cdn$ Notes so withdrawn are validly retendered. Any Old Cdn$ Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

      3.     Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Cdn$ Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing the Old Cdn$ Notes without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in Euroclear or Clearstream, Luxembourg the signature must correspond with the name as it appears on the security position listing as the owner of the Old Cdn$ Notes.

      If any of the Old Cdn$ Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of Old Cdn$ Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Cdn$ Notes.

      Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Cdn$ Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

      If this Letter of Transmittal is signed by the registered Holder or Holders of Old Cdn$ Notes (which term, for the purposes described herein, shall include a participant in Euroclear or Clearstream, Luxembourg whose name appears on a security listing as the owner of the Old Cdn$ Notes) listed and tendered hereby, no endorsements of the tendered Old Cdn$ Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Cdn$ Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Cdn$ Notes, and, with respect to a participant in Euroclear or Clearstream, Luxembourg whose name appears on a security position listing as the owner of Old Cdn$ Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Cdn$ Notes or bond power guaranteed by an Eligible Institution (except where the Old Cdn$ Notes are tendered for the account of an Eligible Institution).

      If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Rogers Wireless, proper evidence satisfactory to Rogers Wireless of their authority so to act must be submitted.

      4.     Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at Euroclear or Clearstream, Luxembourg, as applicable) in which the New Cdn$ Notes or substitute Old Cdn$ Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

      If no instructions are given, the New Cdn$ Notes (and any Old Cdn$ Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Cdn$ Notes or deposited at such Holder’s account at Euroclear or Clearstream, Luxembourg, as applicable.

      5.     Transfer Taxes. Rogers Wireless shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Cdn$ Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Cdn$ Notes to Rogers Wireless or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

      Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Cdn$ Notes listed in this Letter of Transmittal.

      6.     Waiver of Conditions. Rogers Wireless reserves the right, in its sole discretion, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

      7.     Mutilated, Lost, Stolen or Destroyed Old Notes. Any Holder whose Old Cdn$ Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      8.     Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number(s) set forth above. Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to JPMorgan Chase Bank, NA., New York Branch, ITS Bond Events, 2001 Bryan Street, 9th Floor, Dallas, Texas 75201; facsimile (214) 468-6494, Attention: Frank Ivins; telephone (212) 468-6464. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Rogers Wireless Inc., c/o Director, Treasury, One Mount Pleasant Road, 16th Floor, Toronto, Ontario, Canada M4Y 2Y5; telephone (416) 935-1100.

      9.     Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Cdn$ Notes and withdrawal of tendered Old Cdn$ Notes will be determined by Rogers Wireless in its sole discretion, which determination will be final and binding. Rogers Wireless reserves the absolute right to reject any and all Old Cdn$ Notes not properly tendered or any Old Cdn$ Notes the acceptance of which would, in the opinion of counsel for Rogers Wireless, be unlawful. Rogers Wireless also reserves the right, in its sole discretion, to waive any defects, irregularities or conditions of tender as to particular Old Cdn$ Notes. Rogers Wireless’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Cdn$ Notes must be cured within such time as Rogers Wireless shall determine. Although Rogers Wireless intends to notify Holders of defects or irregularities with respect to tenders of Old Cdn$ Notes, neither Rogers Wireless, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Cdn$ Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Cdn$ Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a Holder tendering Old Cdn$ Notes is required to provide the Exchange Agent with such Holder’s correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder’s social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder with respect to tendered Old Cdn$ Notes may be subject to backup withholding.

      Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that Holder’s exempt status. Such forms can be obtained from the Exchange Agent.

      If backup withholding applies, the Exchange Agent is required to withhold 28% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

      Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a Holder with respect to Old Cdn$ Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such Holder that he or she is no longer subject to backup withholding.

      What Number to Give the Exchange Agent. Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Old Cdn$ Notes. If Old Cdn$ Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

      Certificate of Awaiting Taxpayer Identification Number. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write “Applied For” in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 28% of all payments made thereafter until a TIN is provided to the Exchange Agent.

Important

      This Letter of Transmittal or a facsimile thereof (together with Old Cdn$ Notes or evidence that the holder’s tendered position in the Old Cdn$ Notes has been blocked from trading) must be received by the Exchange Agent on or prior to the Expiration Date. For Old Cdn$ Notes tendered by the electronic acceptance procedures, the electronic acceptance notice must be received by Euroclear or Clearstream, Luxembourg, as applicable, by 2:00 p.m., London time (9:00 a.m., New York City time) on the Expiration Date.